NON-CONTROLLING INTEREST	12 Months Ended
Dec. 31, 2019
NON-CONTROLLING INTEREST
NON-CONTROLLING INTEREST

18. NON-CONTROLLING INTEREST

On April 27, 2018, the Company subsidiary, ReneSola Investment entered into an investment agreement with Jiashan Yaozhuang Modern Service Industry Comprehensive Development Co., Ltd. (“Jiashan Development”) to increased its registered share capital by accepting investment of RMB200 million ($30.9 million). After the Capital Injection, Jiashan Development owns 40.13% of ReneSola Investment. Net proceeds are used for working capital and capital expenditures to develop and deliver solar energy project.

On December 31, 2019, the Company subsidiary, RPNC Holdings, LLC received contribution from non-controlling interest holders of subsidiaries, Fayetteville RG Solar, LLC with a consideration of $13.1 million. Net proceeds are used for capital expenditures to construct solar energy projects.